The patient investor

QUARTERLY REPORT: 06/30/22

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com

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John W. Rogers, Jr.	Mellody Hobson
Chairman and	Co-CEO and
Co-CEO	President

Average annual total returns as of 06/30/22

	Quarter	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	-17.57%	-21.79%	-19.14%	5.68%	5.58%	10.70%	10.57%

Russell 2500TM Value Index	-15.39	-16.66	-13.19	6.18	5.54	9.54	10.48

Russell 2500TM Index	-16.98	-21.81	-21.00	5.91	7.04	10.49	10.25

S&P 500® Index	-16.10	-19.96	-10.62	10.60	11.31	12.96	10.40

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 06/30/22

	Quarter	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	-15.44%	-19.30%	-16.16%	5.12%	4.46%	9.47%	9.85%

Russell Midcap® Value Index	-14.68	-16.23	-10.00	6.70	6.27	10.62	10.75

Russell Midcap® Index	-16.85	-21.57	-17.30	6.59	7.97	11.29	10.79

S&P 500® Index	-16.10	-19.96	-10.62	10.60	11.31	12.96	9.84

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 3

DEAR FELLOW SHAREHOLDER:

After a volatile start to the year, stocks continued their negative descent through the second quarter. Like the wildfires sparked by the record-breaking summer heat, the market has been engulfed in its own flames both in the U.S. and abroad. This time, the combustion is fueled by rising inflation resulting from post-Covid supply chain imbalances and the Russia-Ukraine war. So far, prices and escalating wages remain unaffected by the interest rate hikes meant to contain them. As a result, recession watch has now taken hold as many worry the possibility of a more aggressive stance by the Federal Reserve (and other central bankers) might inadvertently shrink global economies. While Wall Street sits on edge and markets remain erratic, we are actively leaning into the moment by judiciously acquiring the downtrodden shares of quality companies whose value we believe should be realized over the long term.

“While Wall Street sits on edge and markets remain erratic, we are actively leaning into the moment by judiciously acquiring the downtrodden shares of quality companies whose value should be realized over the long term.”

“THE STORMS COME, BUT THE SKY REMAINS UNCHANGED.” — ANONYMOUS

Other than Energy and a handful of commodities, little has been spared in this market downturn. “Despite its late June rally, the S&P 500 Index dropped -20.6%, marking its worst first six months of a year since 1970.”1 (Which, by the way, coincided with the last time inflation spiked.) In most, but not every case, our small and mid cap value portfolios trailed their primary value benchmarks.

Generally, the value indices were buoyed by the Energy and Utility sectors we have historically underweighted. They were also helped by the more defensive Consumer Staple sector whose stocks have been a bit too rich for our tastes of late. Still, most of our strategies managed to outperform their secondary core benchmarks, which were penalized by their “growthier,” more expensive names.

In keeping with our belief that inflation would be “gravity for growth stocks,” many of the market’s most expensive and popular high-flyers have come down to earth—their share prices in tatters. We believe this reset is justified given the decade-plus rally that propelled these “can’t miss/ must own” names to stratospheric levels. By comparison, many of the much cheaper and less widely loved value shares outperformed their growth stock counterparts on a relative basis. Case in point, year-to-date through June 30th, the smaller companies comprising the Russell 2000 Growth Index plummeted -29.45% compared to -17.31% for the Russell 2000 Value Index.

Meanwhile, the recession guessing game has become a Wall Street past-time with WSJ.com reporting, “About 90% of investors expect the U.S. to enter a recession before the end of 2023.”2 In the normal course of economic cycles, bear markets and recessions are to be expected—typically every three years or so. But when the good times roll for too long, people forget market recalibrations will happen. To this point, the last real recession was born during the Global Financial Crisis and lasted 517 days. The S&P 500 took 1,480 days to recover from the resulting bear market trough before reaching a new record high. During the more recent Covid drop in March of 2020, it only took 22 days for the market to fall into bear territory. Its 148-day recovery is the shortest on record. Despite the market pain, America never officially entered a recession.

These days, there is the possibility the U.S. may experience at least two consecutive quarters of negative growth—which technically defines a recession—if the Federal Reserve raises rates too far and too fast. And yet, we view

[1]	Nicholas Jasinski. “Stocks Had a Nasty 6 Months. The Second Half could be Ugly Too.” Barron’s.com. July 1, 2022.
[2]	Akane Otani. “S&P 500 Posts Worst First Half of Year Since 1970.” WSJ.com. June 30, 2022

4	SLOW AND STEADY WINS THE RACE

the probability of the most severe “hard landing,” or a deep recession, to be less likely. Unemployment remains near historic lows. Pent-up post-Covid demand is strong as American consumers are flush with cash and much less indebted than in times past. According to Russell Investments, “Household debt relative to gross domestic product (GDP) in the U.S. is the lowest in 20 years…”3 The vast majority of our company management teams have pointed to their ability to take pricing actions to alleviate inflationary pressures without noticeably weakening demand. Since we intentionally seek to hold franchises of superior quality with economic moats that enable the businesses to exercise pricing power, the exceptions are few and far between. It also helps that “…households are still sitting on more than $2 trillion of excess savings accumulated during the pandemic.”4

The financial system is also in vastly better shape than during prior economic downturns. To this point, “Every recession in the past 50 years has been preceded by a large positive financing gap where the corporate sector overexpanded and was forced to cut back aggressively during the downturn. This time, the financing gap is deeply negative, indicating that the corporate sector is accumulating reserves, even after paying for capex.”5

“EVEN THE BRIGHTEST DAYS STARTED OUT IN DARKNESS.” — ANONYMOUS

Given the growing chorus of recession fears, we were not surprised to see small and mid-sized company stocks take a harder hit during the quarter. Conventional wisdom says the smaller fries do worse going into a downturn and better when economies are rebounding. That said, as Barron’s recently reported, “This time the Russell [2000]’s drop has been far more severe than the S&P 500’s and has created a ‘relative oversold’ condition…The Russell’s valuation is now less than half a percentage point above that of the S&P 500. But the gap is usually about five points, implying that there’s more upside ahead for small caps, even if there is a recession ahead.”6

Values are abundant when the investment environment feels the most uncomfortable, and with 39 years of experience, we are trained and battle-tested for these moments. We believe bear markets and oversold stocks create ripe buying opportunities for long-term, patient investors. Although our portfolios have sold off in recent months, they are, in our view, statistically cheap—trading at a significant discount to their private market values (PMV)7—or what some call intrinsic worth. In the past, portfolio dislocations of this magnitude have often served as a prelude to our most robust recoveries as shown below.

Past performance is not indicative of future results.

In the course of our everyday stock picking, we seek to purchase businesses with strong brands and franchises selling at a 40% discount to our estimate of their private market values. In other words, we want to pay sixty cents for a company that is worth a dollar. On any given day, some holdings are closer to that entry point, while others

[3]	Andrew Peaase. “Fear of the Unknown.” 2022 Markets Outlook, Q3 Update, Russell Investments. Page 6.
[4]	Andrew Peaase. “Fear of the Unknown.” 2022 Markets Outlook, Q3 Update, Russell Investments. Page 6.
[5]	Andrew Peaase. “Fear of the Unknown.” 2022 Markets Outlook, Q3 Update, Russell Investments. Page 6.
[6]	Ben Lewisohn. “It’s Going to Get Worse Before It Gets a Lot Better.” Barron’s. June 20, 2022. Page 31.
[7]

Discount to Private Market Value (“PMV”) represents the percentage discount at which the portfolio traded as compared to the portfolio holdings’ PMV as determined by Ariel Investments. Time period: 12/31/07 – 06/30/22.

ARIELINVESTMENTS.COM 5

are approaching full value and thus are candidates for sale. As a result, in normal market environments, the overall portfolio tends to trade at a 20-25% discount to our PMV. But after this year’s market sell off, we believe our portfolios are trading at deep discounts that we rarely see as shown in the charts above.

Not surprisingly, we consider our best “buys” coming from our own portfolio. While nothing is certain, our confidence in the upside embedded in these holdings often rises as their stock prices fall. In recent months, we have been doubling down on names that we know, like and already own.

There is always the possibility more pain lies ahead. Since no one knows, we stay focused on the long-term. As The New York Times noted, “History shows that the U.S. stock market has always recovered from declines in the past. If you put money in the stock market over 10 years, you would have been down only 6 percent of the time. Over 20-year periods, the market has never been down.”8 Bottom line, bear markets come—and they go.

PORTFOLIO COMINGS AND GOINGS

No new positions were added to Ariel Fund during the quarter. Meanwhile, we successfully sold leading media analytics provider, Nielsen Holdings PLC (NLSN), following the announcement of its acquisition by a private equity consortium.

Ariel Appreciation Fund initiated a position in Resideo Technologies, Inc. (REZI), a leading supplier of residential thermal, comfort and security solutions. We view this investment as a way to benefit from the ongoing housing recovery and a secular preference for more connected smart home solutions. Nielsen was successfully sold.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

[9]	Jeff Sommer. “Investing in Times of Market Decline Can Be Opportune.” The New York Times. June 14, 2022.

6	SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)*1

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	33.68	14.59	14.11	13.69

Industrials	25.08	16.86	19.06	12.18

Financials	20.09	21.64	15.95	10.46

Health Care	7.31	8.73	12.58	14.40

Real Estate	5.29	12.61	8.90	2.92

Utilities	2.59	4.86	3.63	3.37

Consumer Staples	2.48	2.82	3.06	6.32

Energy	2.26	4.31	5.00	4.48

Technology	0.00	7.68	12.15	27.38

Basic Materials	0.00	4.41	4.00	1.88

Telecommunications	0.00	1.50	1.56	2.91

*Industry weightings are calculated based on equity holdings as a percentage of total net assets.

1Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification.

Source: FactSet.

Average annual total returns (%) as of 6/30/2022

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	-17.57	-19.14	5.68	5.58	10.70	7.71	10.57

Ariel Fund–Institutional Class+	-17.50	-18.88	6.02	5.91	11.04	7.88	10.67

Russell 2500TM Value Index	-15.39	-13.19	6.18	5.54	9.54	8.52	10.48

Russell 2500TM Index	-16.98	-21.00	5.91	7.04	10.49	9.24	10.25

S&P 500® Index	-16.10	-10.62	10.60	11.31	12.96	9.08	10.40

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)

Investor Class	1.00%

Institutional Class	0.69%

Top ten equity holdings (% of net assets)

1.	Adtalem Global Education, Inc.	4.7	6.	Mattel, Inc.	3.9

2.	Madison Square Garden Ent. Corp.	4.6	7.	Gentex Corp.	3.6

3.	Lazard Ltd., Class A	4.2	8.	Northern Trust Corp.	3.6

4.	Mohawk Industries, Inc.	4.1	9.	Resideo Technologies, Inc.	3.5

5.	Paramount Global	4.0	10.	Boyd Gaming Corp.	3.5

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM 7

Ariel Appreciation Fund performance summary INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)*1

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	28.98	17.66	13.59	10.46

Consumer Discretionary	25.14	13.26	15.22	13.69

Industrials	19.49	16.24	17.49	12.18

Health Care	12.36	7.22	9.97	14.40

Consumer Staples	5.99	4.74	4.31	6.32

Energy	3.39	5.18	5.27	4.48

Utilities	2.45	9.67	6.41	3.37

Real Estate	2.24	12.48	8.88	2.92

Technology	0.00	7.53	13.57	27.38

Basic Materials	0.00	4.31	3.75	1.88

Telecommunications	0.00	1.71	1.54	2.91

*Industry weightings are calculated based on equity holdings as a percentage of total net assets.

[1]	Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification.

Source: FactSet.

Average annual total returns (%) as of 6/30/2022

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund– Investor Class	-15.44	-16.16	5.12	4.46	9.47	7.49	9.85

Ariel Appreciation Fund– Institutional Class+	-15.36	-15.89	5.45	4.79	9.81	7.67	9.96

Russell Midcap® Value Index	-14.68	-10.00	6.70	6.27	10.62	9.39	10.75

Russell Midcap® Index	-16.85	-17.30	6.59	7.97	11.29	9.86	10.79

S&P 500® Index	-16.10	-10.62	10.60	11.31	12.96	9.08	9.84

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)

Investor Class	1.12%

Institutional Class	0.81%

Top ten equity holdings (% of net assets)

1.	Northern Trust Corp.	4.4	6.	Laboratory Corp. of America Holdings	3.6

2.	Goldman Sachs Group, Inc.	4.2	7.	Madison Square Garden Ent. Corp.	3.5

3.	The Charles Schwab Corp.	4.1	8.	Lazard Ltd., Class A	3.2

4.	BOK Financial Corp.	4.0	9.	BorgWarner, Inc.	3.0

5.	Mattel, Inc.	3.9	10.	Kennametal, Inc.	3.0

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

8	SLOW AND STEADY WINS THE RACE

Charles K. Bobrinskoy
Vice Chairman
Portfolio Manager

Average annual total returns as of 06/30/22

	Quarter	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	-15.74%	-12.40%	-12.39%	6.76%	5.95%	8.93%	5.80%

Russell 1000® Value Index	-12.21	-12.86	-6.82	6.87	7.17	10.50	7.31

S&P 500® Index	-16.10	-19.96	-10.62	10.60	11.31	12.96	9.22

* The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund declined -15.74% in the second quarter, trailing the Russell 1000 Value Index which fell -12.21%, and ahead of the broad market as measured by the S&P 500, which dropped -16.10%. Year-to-date, Ariel Focus Fund has outperformed both indices returning -12.40% versus -12.86% for the Russell 1000 Value and -19.96% for the S&P 500.

At Ariel, we believe our goal of long-term capital appreciation is achieved on a stock-by-stock basis. We work to buy quality companies with sustainable competitive advantages, trading below intrinsic value due to short-term challenges. Often, these challenges are company specific. Currently, however, macro factors are creating many of our best opportunities. In previous letters, we have outlined four macro themes that are producing value “clusters.” These four themes are: 1) high and persistent inflation; 2) higher interest rates; 3) value outperformance over growth, and 4) robust labor markets and post Covid pent-up demand leading to a strong domestic economy. Three of these four themes remain in place. The last has become (pardon us for using a technical term) “wobbly.”

In our view, it is simply not possible to understand current conditions in global capital markets without understanding the underlying causes and likely path of inflation. Investors do not invest to receive future pieces of green paper with pictures of George Washington or Ben Franklin. They invest to receive

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 9

the purchasing power of those pieces of paper which is directly and inversely correlated with future inflation rates.

“At Ariel, we believe our goal of long-term capital appreciation is achieved on a stock-by-stock basis.”

Ariel founder, John W. Rogers, Jr., and I grew up in the shadow of The University of Chicago where we were heavily influenced by “The Chicago School of Economics” led by Milton Friedman. Friedman taught that inflation is “always and everywhere a monetary phenomenon.” Large increases in money supply will inevitably lead to inflation, albeit after a lag. Just as a company’s 2 for 1 stock split with a doubling of its shares outstanding will lead to a halving of the value of each share; so too a dramatic increase in the number of dollars in circulation will lead to a commensurate decline in the value (the “purchasing power”) of each dollar. Milton Friedman acknowledged this relationship is not as linear as the impact of a stock split. Real growth in the economy or increased saving rates by individuals will produce inflation rates below the rate of money supply growth. Nevertheless, Friedman and his monetarist allies argued that substantial increases in the money supply ALWAYS leads to inflation.

In response to the Coronavirus outbreak in 2020 and the subsequent decline in global economic activity, the U.S. Treasury and the Federal Reserve joined forces to increase the money supply. This was followed by the inflation Friedman predicted. In February of 2020, the money supply as measured by M21 stood at $15.5 trillion (see Figure 1). By March of 2022, the money supply had surged +41% to $21.8 trillion. How could the money supply increase so much so quickly? In simple terms, the U.S. government under Republican and Democratic administrations ran multi-trillion-dollar deficits from stimulus programs while the Federal Reserve turned these deficits into money through quantitative easing (“QE”). Under QE, the Federal Reserve purchased bonds issued by the Treasury to finance deficits for cash. Total assets of the Federal Reserve grew from $4.2 trillion in March of 2020 to $9.0 trillion in March of 2022.

Figure 1: Forty-One Percent Increase in the Money Supply (M2) In Response to Covid

We expected this explosion in the money supply to drive up inflation, and unfortunately it has. We say “unfortunately” for two reasons. First, inflation hits the poor and those living on a fixed income, such as retirees, the hardest. Second, inflation drives up interest rates, and higher interest rates drag down the value of most financial assets.

On July 13, 2022, the Bureau of Labor Statistics announced an inflation rate of 9.1%, the highest in 40 years.

Our view of inflation has been a primary driver of our portfolio construction. Our two largest positions are APA

Corporation (APA) and The Mosaic Company (MOS).

APA Corp. is an energy exploration and development company whose oil and gas assets could appreciate in an inflationary environment. Likewise, Mosaic’s phosphate and potash fertilizer mines could also offer a good inflation hedge. Both companies were contrarian picks at the beginning of this year. APA began 2022 trading at only 5 times forward earnings, with Mosaic trading at 6 times. Despite strong performance year-to-date, (APA returned +30.69% while Mosaic increased +20.77%), both remain out of favor in our opinion. Both APA and Mosaic trade at less than 4 times earnings as we go to print which suggests the market does not believe this inflationary environment will last. We shall see.

Our second macro theme is higher interest rates. Inflation causes interest rates to rise because, once again, investors buy bonds to receive purchasing power in the future, not nominal

[1]	A measure of the money supply that includes cash, bank deposits and certain money market accounts.

10	SLOW AND STEADY WINS THE RACE

dollars and cents. In March of 2020, the yield on the 10-Year U.S. Treasury bond reached a remarkable +0.54%, as investors rushed to safety amid fears of a shut-down in the U.S. economy. By the beginning of 2022, the 10-Year rate had increased, but to a still historically low +1.51%. We predicted interest rates would revert higher to normal levels with investors demanding a real return (positive after inflation) on their loans to the government. Rates have indeed moved higher with the 10-year effectively doubling to +3% today.

We believed higher interest rates would lead to higher discount rates in calculating the present value of future earnings. In practice, this led us to avoid growth and technology companies, whose shares often trade at large multiples of current earnings in the hope of cash flows in some distant future. An increase in discount rates would be harder on the present value of those distant earnings and less impactful on our value shares near-term earnings. Both our themes of higher rates and value outperformance over growth have played out well this year. Value stocks have comfortably outperformed growth stocks with the Russell 1000 Value index shedding -12.86% while the Russell 1000 Growth Index is down a more severe -28.07% through the second quarter.

As always, we remain focused on low PE companies. Ariel Focus ended the second quarter trading at 8.6 times forward earnings compared to 12.7 times for the Russell 1000 Value Index and 16.2 times for the S&P 500. We believe value stocks can continue to outperform growth stocks as interest rates rise and believe Ariel Focus is well positioned for such an environment.

This leaves us with our fourth theme for 2022 where our confidence has waned. In previous letters, we stressed our outlook for: a growing U.S. economy aided by strong labor markets, solid individual and corporate balance sheets as well as pent-up demand for consumer spending after two years of Covid lockdowns. Our economic view ran contrary to more pessimistic analysts who pointed to high energy costs, the Ukraine war and an inverted U.S. Treasury curve as signs of a looming recession. This pessimism gave us an opportunity to purchase or add to positions in companies that might face recessionary headwinds. The stock prices of these consumer cyclicals traded well below our calculation of intrinsic worth. Examples of these economically sensitive companies include BorgWarner Inc. (BWA), Resideo Technologies, Inc. (REZI) and Madison Square Garden Entertainment Corp. (MSGE).

Recently, the Federal Reserve has come around to our view of the danger of inflation. Unfortunately, the Fed has rejected our hypothesis of excess money supply growth as the cause, pointing instead to “an overheated economy.” How Chairman Powell can characterize negative first quarter GDP growth as “overheated” is beyond us, but he does. His solution is to raise interest rates quickly to “tamp down excess demand.” We still believe there is a possibility of a relatively soft landing for the economy and an even greater chance the Fed will turn policy quickly if June does indeed prove to show peak inflation.

In the meantime, the increased risk of a Fed-induced recession sent our economically sensitive consumer discretionary stocks lower in the second quarter, penalizing our performance. Madison Square Garden Entertainment dropped -36.84%, Borg Warner fell -13.85% and Resideo Technologies Inc., the spin-off of Honeywell’s residential thermostat business, gave back -18.51%. All three were pressured by fears of a consumer-led recession.

At Ariel, two numbers enable us to assess the attractiveness of our portfolio at any given time. The first is the traditional Price/ Earnings ratio, particularly as measured against earnings over the next twelve months. There is a great deal of academic literature showing future returns on equities are correlated with P/E ratios - with low P/Es serving as a good predictor of possible future high returns. As mentioned earlier, Ariel Focus ended the second quarter trading at 8.6 times forward earnings.

We also pay close attention to private market value (“PMV”) calculations. We compare the current stock price for each of our portfolio companies with our calculation of the PMV for each, then average these discounts on a weighted basis for the portfolio. We initiate new positions when a company trades at a 40% discount to PMV and sell when that discount narrows to 0. Historically, Ariel’s portfolios have averaged a discount to PMV of approximately 20%. At the end of the second quarter, Ariel Focus traded at a discount to PMV of -36.57%.

A combination of low PEs and high discount to PMV make us optimistic about our longer-term returns. That said, the rising probability of a near-term recession would be challenging both on an absolute and relative basis.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman and Portfolio Manager

ARIELINVESTMENTS.COM 11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)*1

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	25.27	18.78	10.46

Industrials	23.09	12.27	12.18

Health Care	15.34	16.27	14.40

Consumer Discretionary	13.34	9.51	13.69

Basic Materials	9.04	3.15	1.88

Energy	6.26	7.30	4.48

Technology	3.58	8.85	27.38

Consumer Staples	2.26	7.39	6.32

Utilities	0.00	6.20	3.37

Real Estate	0.00	5.20	2.92

Telecommunications	0.00	5.07	2.91

*	Industry weightings are calculated based on equity holdings as a percentage of total net assets.
[1]	Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification.
Source: FactSet.

Average annual total returns (%) as of 6/30/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	-15.74	-12.39	6.76	5.95	8.93	5.80

Ariel Focus Fund–Institutional Class+	-15.67	-12.15	7.04	6.22	9.21	5.96

Russell 1000® Value Index	-12.21	-6.82	6.87	7.17	10.50	7.31

S&P 500® Index	-16.10	-10.62	10.60	11.31	12.96	9.22

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.00%	1.20%

Institutional Class	0.75%	0.86%

Currently, expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/23.

Top ten equity holdings (% of net assets)

1.	APA Corp.	6.3	6.	Lockheed Martin Corp.	5.0

2.	Mosaic Co.	5.6	7.	Northern Trust Corp.	4.6

3.	Goldman Sachs Group, Inc.	5.6	8.	Snap-on, Inc.	4.5

4.	BOK Financial Corp.	5.2	9.	Mohawk Industries, Inc.	4.3

5.	BorgWarner, Inc.	5.1	10.	Resideo Technologies, Inc.	4.1

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12	SLOW AND STEADY WINS THE RACE

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

Average annual total returns as of 06/30/22

	Quarter	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel International Fund	-7.57%	-9.44%	-10.49%	2.07%	1.06%	5.45%	4.48%

MSCI EAFE Index	-14.51	-19.57	-17.77	1.07	2.20	5.40	5.42

MSCI ACWI ex-US Index	-13.73	-18.42	-19.42	1.35	2.50	4.83	4.87

MSCI EAFE Value Index	-12.41	-12.12	-11.95	0.18	0.52	4.25	4.24

MSCI ACWI ex-US Value Index	-11.90	-11.79	-12.77	0.56	1.23	3.76	3.78
* The inception date for Ariel International Fund is 12/30/11. Average annual total returns as of 06/30/22

	Quarter	YTD	1-year	3-year	5-year	10-year	Since inception*

Ariel Global Fund	-5.36%	-5.25%	-3.85%	6.25%	5.54%	8.42%	7.56%

MSCI ACWI Index	-15.66	-20.18	-15.75	6.21	7.00	8.76	8.89

MSCI ACWI Value Index	-11.49	-12.34	-8.12	3.88	4.28	6.92	7.03

* The inception date for the Ariel Global Fund is 12/30/11.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 13

DEAR FELLOW SHAREHOLDER:

Thus far, 2022 has represented a turbulent period for global investors. The MSCI ACWI Index recorded its largest first half-year decline in history; the S&P 500 posted its worst performance since 1970; and the Dow had its biggest drop since 1962.

Meanwhile, Ariel International Fund and Ariel Global Fund outperformed their value and core indices during the quarter and year-to-date, delivering relative capital preservation. Our investment discipline has historically resulted in performance patterns that tend to lag in frothy bull markets and insulate better in bear markets. Although uncertainty is high, and volatility could remain elevated throughout 2022 and into 2023, we do not believe valuations have come down enough to reflect the impact rising rates will have on corporate profits. Against this backdrop, we expect our strategies to weather the storm—as they are heavily weighted toward undervalued, higher quality defensive holdings with low operating and financial leverage.

In our first quarter letter, we highlighted the four Ls—Lofty valuations, Leverage, Loss-making companies, and Liquidity risk. We anticipate these factors to be at the forefront for the foreseeable future. This quarter, we will dive into one of the four Ls, Leverage, since we believe it represents an outsized risk to all equity investors.

REGIME CHANGE: QUANTITATIVE EASING (QE) TO QUANTITATIVE TIGHTENING (QT)

Over the last two years, over $5 trillion in stimulus has been pumped into the U.S. economy—the largest flow of federal money in history.1 The spending surplus in response to the COVID-19 pandemic has taken our nation’s budget deficit to levels not seen since World War II.2 Today, we finally see the dramatic monetary policy reversal discussed in our fourth quarter 2020 letter. As inflation sits at a 41-year high of 9.1%3, we believe the Fed will hike interest rates until the demand is quelled, stoking the probability of a recession.

Similar monetary policies are playing out in Europe and parts of Asia. The Russia-Ukraine war continues to elevate energy and food prices. Intensifying inflation has forced the European Central Bank and the Bank of England to raise rates to tighten monetary policies. New Zealand, Singapore, South Korea, Switzerland and many other global central banks have followed suit. During the last decade of QE, speculative bets were rewarded. Now, we believe a QT environment will better-position risk-aware investors to outperform.

China and Japan are notable exceptions to the recent policy reversal trend. The resurgence of COVID-19 in China elicited lockdowns and travel restrictions that have set back economic growth and exacerbated supply chain disruptions. After initially tightening the credit impulse in the second half of 2021, Chinese leaders have more recently reversed course and pledged to keep monetary policy “accommodative” to support their slowing economy.4 Similarly, the Bank of Japan’s yield curve control policy aims to combat the country’s sluggish growth. That said, China and Japan’s inflation rates are much lower than the U.S., providing headroom to go against the grain.

A LOOMING DEBT DEBACLE?

Over the past 50 years, the global economy has experienced four massive waves of debt accumulation. The first began in the 1970s, the next was 1990 through 2001, and the third and most memorable was 2002 through 2009. While past debt waves had different drivers, every period began during times of low nominal rates and ended in recessions or downturns. In 2010, we entered our fourth and current cycle. Global debt passed $300 trillion in 2021.5 We believe deterioration in credit fundamentals coupled with contractionary monetary policies could lead to significant corporate bond distress in the future. U.S. companies are facing the highest levels of outstanding debt on record at more than $10 trillion.6 The extended period of low interest rates resulted in an

[1]

Parlapiano et al. “Where $5 Trillion in Pandemic Stimulus Money Went.” The New York Times. March 11, 2022. Accessed July 15, 2022. https://www. nytimes.com/interactive/2022/03/11/us/how-covid-stimulus-money-was-spent.html

[2]	James McBride and Anshu Siripurapu. “The National Debt Dilemma.” Council on Foreign Relations. October 1, 2021. Accessed July 15, 2022. https:// www.cfr.org/backgrounder/national-debt-dilemma
[3]

Lucia Mutikani. “U.S. annual consumer inflation posts largest increase since 1981.” Reuters. July 13, 2022. Accessed July 15, 2022. https://www.reuters. com/markets/us/gasoline-food-drive-us-consumer-prices-higher-june-2022-07-13/

[4]

Kevin Yao. “China’s central bank to step up policy support for economy, debt levels rise.” Reuters. July 13, 2022. Accessed July 15, 2022. https://www. reuters.com/article/china-economy-pboc/chinas-central-bank-to-step-up-policy-support-for-economy-debt-level-to-rise-idUSKBN2OO0GQ

[5]

Kose et al. “Caught By A Cresting Debt Wave.” International Monetary Fund. June 2020. Accessed July 17, 2022. https://www.imf.org/en/Publications/ fandd/issues/2020/06/COVID19-and-debt-in-developing-economies-kose

[6]	SIFMA Corporate Bond Research as of 1Q22

14	SLOW AND STEADY WINS THE RACE

unprecedented wave of BBB bond issuance, mostly used by companies for share repurchases, mergers and acquisitions, as well as dividends. Threats of inflation, interest rate hikes and liquidity risk could force companies to refinance and make it harder for them to make debt payments.

Although credit spreads have risen, they remain well below levels witnessed during past economic downturns, and we expect conditions to worsen. We are especially wary of risks lurking in the borderline investment grade BBB market which has more than tripled in size between 2008 and 2020, representing 55% of all investment grade debt. Given the growing BBB market as a proportion of investment grade and junk bonds, we have significant concerns about its ability to absorb downgrades in a recession.

According to Bank of America research, high yield default rates are likely to begin moving sharply higher over the next 12 months:

High Yield Default Rates

We are focused on the debt multiple, not just earnings multiple. Private equity markets are likely to suffer more than public equity markets as the average leverage in U.S. buyouts is more than seven times EBITDA7—the highest since 2007. Typically, companies with a leverage ratio over three times run the risk of being rated junk. Seven times puts most companies squarely in the lowest quality junk category, which have the highest probability of default. In our view, it is not a matter of if but rather when markets will have to deal with a painful debt debacle if asset prices descend as significantly as they have ascended. Our performance is negatively correlated with the junk bond market and can offer valuable diversification against a deteriorating credit backdrop.

WE HAVE SEEN THIS MOVIE BEFORE

Soren Kierkegaard noted, “Life can only be understood backward, but it must be lived forwards.” Most recently, investors have re-lived moments akin to the most excessive financial developments of the past half-century. Despite stocks having their worst first half in more than 50 years, we still believe it is too early to view this correction as a buying opportunity. Equities are trading at valuations closer to “optimistic” or “best-case” scenarios, and few offer a sufficient margin of safety8 to account for the potential risks ahead. Our motto, “Winning by not Losing,” has proven its mettle over past market cycles, and we expect it will do so in the future.

“Our motto, ‘Winning by not Losing,’ has proven its mettle over past market cycles, and we expect it will do so in the future.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

[7]	EBITDA stands for Earnings Before Interest, Taxes, Depreciation and Amortization.
[8]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

ARIELINVESTMENTS.COM 15

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel International Fund	MSCI EAFE Index	MSCI ACWI ex-US Index

Financials	18.87	17.67	20.28

Health Care	17.29	13.85	9.80
Communication Services	13.67	5.03	6.50
Consumer Discretionary	12.58	11.30	11.73

Consumer Staples	11.55	10.85	8.93

Utilities	10.89	3.52	3.39
Information Technology	3.91	7.79	11.01

Industrials	2.92	14.86	11.82

Energy	0.48	4.76	6.03

Real Estate	0.08	2.88	2.47

Materials	0.00	7.50	8.04

Sector weightings for the Fund are calculated based on equity holdings s a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 6/30/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel International Fund–Investor Class	-7.57	-10.49	2.07	1.06	5.45	4.48

Ariel International Fund–Institutional Class	-7.46	-10.23	2.32	1.31	5.71	4.74

MSCI EAFE Index (net)	-14.51	-17.77	1.07	2.20	5.40	5.42

MSCI ACWI ex-US Index (net)	-13.73	-19.42	1.35	2.50	4.83	4.87

MSCI EAFE Value Index (net)	-12.41	-11.95	0.18	0.52	4.25	4.24

MSCI ACWI ex-US Value Index (net)	-11.90	-12.77	0.56	1.23	3.76	3.78

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.13%	1.30%

Institutional Class	0.88%	0.93%

Currently, expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/23.

Top ten companies (% of net assets)

1.	Deutsche Boerse AG	7.7	6.	Michelin (CGDE)	4.5

2.	Roche Holding AG	7.2	7.	Baidu, Inc. ADR	4.4

3.	Philip Morris Intl, Inc.	6.6	8.	Direct Line Insurance Group plc	4.3

4.	GSK plc	6.4	9.	Snam SpA	4.2

5.	Endesa SA	4.7	10.	Koninklijke Ahold Delhaize NV	4.0

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

Top ten country weightings (% of net assets)

Japan	13.81	United States	7.71

Germany	13.03	Spain	5.19

United Kingdom	12.57	Italy	4.83

Switzerland	8.43	China	4.83

France	7.81	Netherlands	4.03

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

16	SLOW AND STEADY WINS THE RACE

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health Care	25.44	12.95

Information Technology	15.78	20.86

Financials	13.06	14.46

Communication Services	12.72	7.93

Consumer Staples	10.37	7.61

Consumer Discretionary	8.01	11.06

Utilities	4.50	3.17

Real Estate	2.99	2.81

Industrials	1.17	9.40

Energy	0.00	4.99

Materials	0.00	4.77

Sector weightings for the Fund are calculated based on equity holdings s a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 6/30/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Global Fund–Investor Class	-5.36	-3.85	6.25	5.54	8.42	7.56

Ariel Global Fund–Institutional Class	-5.26	-3.59	6.52	5.80	8.70	7.83

MSCI ACWI Index (net)	-15.66	-15.75	6.21	7.00	8.76	8.89

MSCI ACWI Value Index (net)	-11.49	-8.12	3.88	4.28	6.92	7.03

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The total returns reflect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.13%	1.36%

Institutional Class	0.88%	0.95%

Currently expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/23.

Top ten companies (% of net assets)

1.	Microsoft Corp.	8.7	6.	Gilead Sciences, Inc.	5.4

2.	Roche Holding AG	6.3	7.	Johnson & Johnson	4.0

3.	Baidu, Inc. ADR	6.1	8.	Michelin (CGDE)	3.4

4.	Philip Morris Intl, Inc.	6.0	9.	Credicorp Ltd.	3.1

5.	GSK plc	6.0	10.	Deutsche Boerse AG	3.1

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

Top ten country weightings (% of net assets)

United States	37.34	France	5.18

United Kingdom	8.88	Germany	4.30

China	7.29	Brazil	4.03

Switzerland	7.04	Peru	3.11

Japan	5.63	Spain	2.96

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

ARIELINVESTMENTS.COM 17

James Kenny, cfa® Vice President, Research

Nielsen (NYSE: NLSN) is the leading global provider of critical data and analytics on consumer viewing habits. The company is best known for its ubiquitous Nielsen rating, which provides an estimate of the total number of viewers for a particular television program. This rating is the de facto currency for global advertising decisions totaling hundreds of billions of dollars.

While pessimistic investors have long argued that increasing consumer fragmentation—driven by the wide variety of entertainment options now available—is an existential threat to the company, we continue to believe more platforms make Nielsen’s data even more valuable. A recent acquisition offer from a group of private equity investors for $16 billion helped validate our thesis.

STRENGTHENING ITS COMPETITIVE ADVANTAGE

Nielsen is evolving its technology to fulfil a critical, unmet need for advertisers: comprehensive performance data that cuts across TV and digital channels. As the media industry grapples with growing competition, the proliferation of streaming, and a viewership base that is using multiple devices, there is strong demand for Nielsen’s measurement capabilities. Its current cross-platform tool combines advertising and content ratings across traditional and digital platforms to provide an independent and holistic measure of viewership. Soon, the company will officially introduce its one-stop-shop media measurement solution, Nielsen ONE, which is expected to provide the most comprehensive data in the industry. This tool will help Nielsen’s customers spend their advertising dollars more wisely by providing standardized performance metrics that cut across TV and digital channels.

NAVIGATING PANDEMIC-RELATED CHALLENGES

During the height of the pandemic, Nielsen was unable to enter households to conduct its research, which led to audiences being undercounted. As a result, the Media Ratings Council—an organization that maintains research standards for the industry—suspended Nielsen’s accreditation. While accreditation has never been a condition in its client contracts and this suspension had no impact on the company’s financial performance, the stock price suffered and struggled to recover. With the economy now reopened, Nielsen’s panels have been restored and its accreditation is expected to be reinstated soon.

LEADERSHIP TEAM UNLOCKS VALUE

In recent years, investors have failed to appreciate the value being created by Nielsen’s management team and the board of directors. After conducting a full strategic review, the leadership team sold its consumer goods data business in order to focus on its crown-jewel media business. The proceeds were used to pay down debt. The company also increased its long-term financial targets and has consistently achieved those goals. Lastly, Nielsen ONE is being tested and rolled out on schedule.

ARIEL THESIS VALIDATED

Sometimes, the disconnect between intrinsic value and a company’s stock price becomes so pronounced that private investors swoop in to close the gap. In the case of Nielsen, a consortium of investors plans to take the company private in an all-cash offer at a 60% premium to its unaffected stock price. As the stock price approached our estimate of private market value we took advantage of the substantially narrowed valuation discount and sold out of our position in the company, thus avoiding the weakening capital markets environment for deal financing.

18	SLOW AND STEADY WINS THE RACE

John P. Miller, CFA® Senior Vice President Portfolio Manager

Paramount Global (NASDAQ: PARA) is a worldwide media and entertainment company with a diversified portfolio of well-recognized brands, including CBS, Showtime Networks, Paramount Pictures, Nickelodeon, MTV, Comedy Central, BET, Paramount+ and Pluto TV. Its platforms capture the most television viewers in the United States. Paramount also has one of the industry’s most comprehensive libraries of TV and film titles. The company was formed in December 2019, when Viacom merged with CBS Corporation, becoming ViacomCBS, and later re-branded as Paramount.

LEADING THE NEXT PHASE OF THE MEDIA TRANSFORMATION

As emerging technology continues to disrupt traditional media, streaming has become a dominant source of media consumption. Paramount has two primary competitive advantages compared to other streaming providers: varied distribution channels and one of the largest content libraries. The company has no plans to abandon over-the-air broadcast or cable television as they continue to generate significant earnings and cash flow. However, future growth will be driven by its three-tier streaming model, which enables the company to access a broad audience at a range of price points. Paramount is the only major media company to offer paid streaming (Paramount+), premium streaming (Showtime) and free streaming (Pluto TV) options.

PARAMOUNT (PLUS)

Paramount is placing a greater emphasis on building out its streaming service, Paramount+. Nearly 40 million of Paramount’s 62 million global streaming users are Paramount+ subscribers, and the company is well on its way to reaching its goal of 100 million subscribers by the end of 2024. We believe Paramount+ has a strong competitive position as the new digital landscape takes form. Its content library includes popular TV franchises such as “Criminal Minds” and “CSI,” as well as newer hit shows, such as “Mayor of Kingstown.” Paramount+ also streams iconic films, such as “The Godfather” trilogy and its “Top Gun” franchise. This summer’s hit film, “Top Gun: Maverick,” is one of the only non-Disney movies to gross more than a billion dollars at the global box office. In addition to its expansive content library, Paramount+ differentiates itself through its live news and sports programming from the NFL, the NCAA and the PGA, among others.

The third tier of Paramount’s streaming model is Pluto TV, a free, ad-supported streaming TV service. Paramount was the first major media company to enter this market through the acquisition of Pluto TV in January 2019. It is the market leader in its category and delivered over $1 billion in advertising revenues in 2021, double that of the prior year. With its nearly 68 million monthly active users, Pluto TV is highly attractive to advertisers looking to reach a broad audience.

FOCUSED LEADERSHIP

Paramount CEO, Robert Bakish, and his senior management team successfully executed the merger of Viacom and CBS in 2019—unlocking two iconic brands’ content and shifting the media distribution landscape. Since then, the leadership team has consistently demonstrated its focus on Paramount’s core competencies and, as a result, the company has been able to pay down debt faster. This is evidenced by the sale of non-core assets including CNET Media Group and its corporate headquarters building and its recent agreement to sell Simon & Schuster. The proceeds from these transactions will be used to make investments in the business and continue to reduce leverage.

Ariel believes the market is vastly underestimating Paramount’s unmatched portfolio of premium video content, as well as its film library and television production business. As of June 30, 2022, shares traded at $24.68, or a 52% discount to Ariel’s private market value of $51.

ARIELINVESTMENTS.COM 19

Sabrina Carollo, cfa® Senior Vice President Director of Research Operations

ZimVie, Inc. is a manufacturer of medical devices, specializing in spine and dental products. Its diversified portfolio of more than 20 brands includes devices to reduce pain, increase mobility and restore patient function in the spine, as well as dental implant solutions, biomaterials, and digital dentistry. In March 2022, Zimmer Biomet Holdings—a global medical technology leader—completed the spinoff of its former Dental and Spine business, resulting in the new independently operated, publicly traded company, ZimVie, Inc. (NASDAQ: ZIMV).

ZimVie targets a segment of the spine and dental market valued at $20 billion. They have a strong position in this segment—holding the #5 market share position in dental1, which accounts for 46% of the company’s revenue, and the #6 market share position in spine1, which comprises 54% of its revenue. Their global customer base spans 70 countries, with approximately 75% of revenue generated within the Americas, 13% in Europe, Middle East and Africa and 12% in other regions across the globe. Backed by 20 years of clinical evidence, the company has a strong track record of successful innovation.

A MORE FOCUSED GROWTH STRATEGY

The spinoff from Zimmer Biomet Holdings allowed ZimVie to focus on high-return and high-growth opportunities within a more defined portfolio offering. Today, the Colorado-based company has approximately 300 research & development employees driving new, near-term product development. We believe this enhanced focus and increased investment in a more targeted set of products presents compelling opportunities for revenue and earnings growth, and ultimately, increased shareholder value.

SEASONED MANAGEMENT TEAM

Since its launch as an independent entity, the company has built an experienced management team with several members averaging 25 years, hailing from industry-leading companies such as Medtronic and Bausch + Lomb. The C-Suite team has made strategic investments in the automation and digitization of manufacturing, exited unprofitable geographies, and insourced manufacturing where returns were warranted. As new products continue to launch, these cost-saving measures should have the potential to benefit the profitability of the organization.

POSITIVE INDUSTRY OUTLOOK

During the pandemic, many elective surgeries were delayed as hospitals allocated beds for COVID-patients and faced staffing shortages. With vaccines and therapeutic offerings now readily available, more patients are returning to the healthcare system for procedures that were previously delayed. Additional macro trends—including the aging global population, adoption of new technologies, increased focus on dental health and aesthetics, and greater consumer healthcare awareness—are expected to continue to drive growth in the dental and spine markets.

As ZimVie continues to strengthen its foundation as a standalone organization, we expect the company to improve operating margins, pay down debt and provide competitive shareholder returns. As of June 30, 2022, shares traded at $16.01, a 56% discount to Ariel’s private market value.

[1]	ZimVie Investor Presentation, May 5, 2022

20	SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/22 (UNAUDITED)

Ariel Fund

Number of Shares	Common Stocks—98.78%	Value

	Consumer Discretionary—33.68%
3,348,679	Adtalem Global Education, Inc.(a)(b)	$120,451,984
2,240,435	Madison Square Garden Entertainment Corp.(a)	117,891,690
4,161,896	Paramount Global	102,715,593
4,425,405	Mattel, Inc.(a)	98,819,294
3,333,258	Gentex Corp.	93,231,226
1,786,233	Boyd Gaming Corp.	88,865,092
2,519,813	Interpublic Group of Cos., Inc.	69,370,452
406,830	Madison Square Garden Sports Corp.(a)	61,431,330
1,711,595	Royal Caribbean Cruises, Ltd.(a)	59,751,781
4,680,367	Manchester United plc	52,045,681
		864,574,123

	Consumer Staples—2.48%
497,065	J.M. Smucker Co.	63,629,291

	Energy—2.26%
2,926,476	Core Laboratories NV(b)	57,973,489

	Financials—20.09%
3,325,272	Lazard Ltd., Class A	107,772,066
954,249	Northern Trust Corp.	92,065,944
696,609	Affiliated Managers Group, Inc.	81,224,609
1,239,905	First American Financial Corp.	65,615,773
848,746	BOK Financial Corp.	64,148,223
1,299,885	KKR & Co., Inc.	60,171,677
1,903,797	Janus Henderson Group plc	44,758,267
		515,756,559

	Health Care—7.31%
296,839	Laboratory Corp. of America Holdings	69,567,188
1,769,940	Envista Holdings Corp.(a)	68,213,488
152,341	Charles River Laboratories International, Inc.(a)	32,596,404
34,781	Bio-Rad Laboratories, Inc.(a)	17,216,595
		187,593,675

	Industrials—25.08%
856,826	Mohawk Industries, Inc.(a)	106,323,538
4,631,494	Resideo Technologies, Inc.(a)	89,943,613
248,431	Zebra Technologies Corp.(a)	73,026,292
1,350,227	Masco Corp.	68,321,486
2,916,490	Kennametal, Inc.	67,750,063
3,060,576	Axalta Coating Systems, Ltd.(a)	67,669,335
10,115,888	ADT, Inc.	62,212,711
311,989	Snap-on, Inc.	61,471,193
175,675	Keysight Technologies, Inc.(a)	24,216,799
225,232	Simpson Manufacturing Co., Inc.	22,660,591
		643,595,621

	Real Estate—5.29%
495,153	Jones Lang LaSalle, Inc. (a)	86,582,454
668,303	CBRE Group, Inc., Class A(a)	49,193,784
		135,776,238

	Utilities—2.59%
1,516,457	Stericycle, Inc.(a)	66,496,639

	Total Common Stocks (Cost $2,162,909,938)	2,535,395,635

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	21

Schedules of investments	06/30/22 (UNAUDITED)

Ariel Fund (continued)

Number of Shares	Short-Term Investments—0.94%	Value

24,013,959	Northern Institutional Treasury Portfolio, 1.16%(c)	$24,013,959
	Total Short-Term Investments (Cost $24,013,959)	24,013,959

	Total Investments—99.72% (Cost $2,186,923,897)	2,559,409,594

	Other Assets less Liabilities—0.28%	7,199,570

	Net Assets—100.00%	$2,566,609,164

Ariel Appreciation Fund

Number of Shares	Common Stocks—100.04%	Value

	Consumer Discretionary—25.14%
1,893,506	Mattel, Inc.(a)	$42,281,989
728,313	Madison Square Garden Entertainment Corp.(a)	38,323,830
978,294	BorgWarner, Inc.	32,645,671
939,469	Interpublic Group of Cos., Inc.	25,863,582
282,604	CarMax, Inc.(a)	25,570,010
804,883	Gentex Corp.	22,512,578
1,927,494	Manchester United plc	21,433,733
140,029	Madison Square Garden Sports Corp.(a)	21,144,379
1,116,599	Knowles Corp.(a)	19,350,661
61,878	Vail Resorts, Inc.	13,492,498
171,387	Omnicom Group, Inc.	10,901,927
		273,520,858

	Consumer Staples—5.99%
801,843	Walgreens Boots Alliance, Inc.	30,389,850
344,373	Molson Coors Brewing Co.	18,771,772
125,598	J.M. Smucker Co.	16,077,800
		65,239,422

	Energy—3.39%
1,342,500	Core Laboratories NV	26,594,925
607,944	NOV, Inc.	10,280,333
		36,875,258

	Financials—28.98%
496,521	Northern Trust Corp.	47,904,346
155,179	Goldman Sachs Group, Inc.	46,091,267
713,073	The Charles Schwab Corp.	45,051,952
575,538	BOK Financial Corp.	43,499,162
1,080,836	Lazard Ltd., Class A	35,029,895
567,903	Aflac, Inc.	31,422,073
565,258	KKR & Co., Inc.	26,165,793
430,811	First American Financial Corp.	22,798,518
103,104	Progressive Corp.	11,987,902
67,724	Houlihan Lokey, Inc.	5,345,455
		315,296,363

	Health Care—12.36%
166,596	Laboratory Corp. of America Holdings	39,043,439
537,078	Cardinal Health, Inc.	28,073,067
110,923	Charles River Laboratories International, Inc.(a)	23,734,194
222,872	Zimmer Biomet Holdings, Inc.	23,414,932
523,957	Envista Holdings Corp.(a)	20,193,303
		134,458,935

See Notes to Schedules of Investments.
22 SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/22 (UNAUDITED)

Ariel Appreciation Fund (continued)

Number of Shares	Common Stocks—100.04%	Value

	Industrials—19.49%
1,397,019	Kennametal, Inc.	$32,452,751
299,048	Stanley Black & Decker, Inc.	31,358,173
1,386,131	Axalta Coating Systems, Ltd.(a)	30,647,356
898,061	nVent Electric plc	28,136,251
96,386	Littelfuse, Inc.	24,485,899
1,095,952	Resideo Technologies, Inc.(a)	21,283,388
105,221	Snap-on, Inc.	20,731,694
125,954	Keysight Technologies, Inc.(a)	17,362,759
907,935	ADT, Inc.	5,583,800
		212,042,071

	Real Estate—2.24%
331,705	CBRE Group, Inc., Class A(a)	24,416,805

	Utilities—2.45%
608,600	Stericycle, Inc.(a)	26,687,110

	Total Common Stocks (Cost $872,152,743)	1,088,536,822

Number of Shares	Short-Term Investments—0.83%	Value

9,088,557	Northern Institutional Treasury Portfolio, 1.16%(c)	$9,088,557
	Total Short-Term Investments (Cost $9,088,557)	9,088,557

	Total Investments—100.87% (Cost $881,241,300)	1,097,625,379

	Other Assets less Liabilities—(0.87)%	(9,495,060)

	Net Assets—100.00%	$1,088,130,319

Ariel Focus Fund

Number of Shares	Common Stocks—98.18%	Value

	Basic Materials—9.04%
72,062	Mosaic Co.	$3,403,488
119,404	Barrick Gold Corp.	2,112,257
		5,515,745

	Consumer Discretionary—13.34%
92,689	BorgWarner, Inc.	3,093,032
37,109	Madison Square Garden Entertainment Corp.(a)	1,952,676
26,016	Boyd Gaming Corp.	1,294,296
7,216	Madison Square Garden Sports Corp.(a)	1,089,616
28,762	Paramount Global	709,846
		8,139,466

	Consumer Staples—2.26%
10,786	J.M. Smucker Co.	1,380,716

	Energy—6.26%
109,470	APA Corp.	3,820,503

	Financials—25.27%
11,454	Goldman Sachs Group, Inc.	3,402,067
41,536	BOK Financial Corp.	3,139,291
28,875	Northern Trust Corp.	2,785,860
63,960	Lazard Ltd., Class A	2,072,944

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	23

Schedules of investments	06/30/22 (UNAUDITED)

Ariel Focus Fund (continued)

Number of Shares	Common Stocks—98.18%	Value

	Financials—25.27%
40,643	Bank of New York Mellon Corp.	$1,695,219
26,654	First American Financial Corp.	1,410,530
19,732	KKR & Co., Inc.	913,394
		15,419,305

	Health Care—15.34%
13,891	Johnson & Johnson	2,465,791
10,111	Laboratory Corp. of America Holdings	2,369,614
103,174	ZimVie, Inc.(a)	1,651,816
14,154	Zimmer Biomet Holdings, Inc.	1,487,019
96,625	Hanger, Inc.(a)	1,383,670
		9,357,910

	Industrials—23.09%
7,019	Lockheed Martin Corp.	3,017,889
13,891	Snap-on, Inc.	2,736,944
21,235	Mohawk Industries, Inc.(a)	2,635,051
129,189	Resideo Technologies, Inc.(a)	2,508,850
140,431	Western Union Co.	2,312,899
8,344	Stanley Black & Decker, Inc.	874,952
		14,086,585

	Technology—3.58%
31,219	Oracle Corp.	2,181,272

	Total Common Stocks (Cost $51,428,534)	59,901,502

Number of Shares	Short-Term Investments—1.81%	Value

1,105,060	Northern Institutional Treasury Portfolio, 1.16%(c)	$1,105,060
	Total Short-Term Investments (Cost $1,105,060)	1,105,060

	Total Investments—99.99% (Cost $52,533,594)	61,006,562

	Other Assets less Liabilities—0.01%	6,484

	Net Assets—100.00%	$61,013,046

Ariel International Fund

Number of Shares	Common Stocks—92.24%	Value

	Belgium—0.55%
71,237	KBC Group NV	$3,996,912

	Brazil—1.89%
780,942	Telefonica Brasil SA ADR	7,075,335
836,511	BB Seguridade Participacoes SA ADR	4,132,364
215,005	TIM SA ADR	2,612,311
		13,820,010
	Canada—0.44%
308,539	Element Fleet Management Corp.	3,216,744

See Notes to Schedules of Investments.
24 SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/22 (UNAUDITED)

Ariel International Fund (continued)

Number of Shares	Common Stocks—92.24%	Value

	China—4.83%
218,091	Baidu, Inc. ADR(a)	$32,436,674
1,013,353	TravelSky Technology, Ltd.	1,968,127
35,989	Trip.com Group, Ltd. ADR(a)	987,898
		35,392,699
	Denmark—0.96%
1,097,140	H Lundbeck A/S, Class B	5,328,376
274,285	H Lundbeck A/S, Class A	1,316,250
3,555	Novo Nordisk A/S	394,290
		7,038,916
	Finland—2.49%
3,097,680	Nokia Corp.	14,411,566
838,394	Nokia Corp. ADR	3,864,996
		18,276,562
	France—7.81%
1,210,532	Michelin (CGDE)	32,951,288
199,646	BNP Paribas SA	9,491,221
84,379	Sanofi	8,518,862
30,016	Thales SA	3,681,839
15,542	Safran SA	1,534,421
18,766	Societe BIC SA	1,026,556
		57,204,187
	Germany—13.03%
337,667	Deutsche Boerse AG	56,475,758
9,940,659	Telefonica Deutschland Holding	28,543,439
38,887	Muenchener Rueckver AG	9,136,516
26,366	Fresenius Medical Care AG & Co. KGaA	1,316,029
		95,471,742
	Hong Kong—1.35%
1,193,500	CLP Holdings, Ltd.	9,901,724

	Italy—4.83%
5,833,381	Snam SpA	30,559,345
833,826	Italgas SpA	4,854,003
		35,413,348
	Japan—13.81%
1,647,500	Subaru Corp.	29,281,738
702,800	Bridgestone Corp.	25,640,183
50,400	Nintendo Co., Ltd.	21,797,406
225,600	Secom Co., Ltd.	13,938,715
204,700	Japan Tobacco, Inc.	3,539,403
109,300	Sankyo Co., Ltd.	3,306,873
74,200	Ono Pharmaceutical Co., Ltd.	1,904,219
47,400	Mabuchi Motor Co., Ltd.	1,220,983
6,700	Daito Trust Construction Co., Ltd.	578,250
		101,207,770
	Luxembourg—0.42%
73,800	RTL Group	3,081,174

	Netherlands—4.03%
1,133,958	Koninklijke Ahold Delhaize NV	29,541,916

	Peru—1.67%
102,037	Credicorp, Ltd.	12,235,257

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	25

Schedules of investments	06/30/22 (UNAUDITED)

Ariel International Fund (continued)

Number of Shares	Common Stocks—92.24%	Value

	Portugal—0.10%
35,222	Jeronimo Martins SGPS SA	$765,532

	Singapore—0.13%
141,300	Singapore Exchange, Ltd.	962,138

	Spain—5.19%
1,829,311	Endesa SA	34,506,476
477,347	Tecnicas Reunidas SA(a)	3,526,662
		38,033,138

	Switzerland—8.43%
158,719	Roche Holding AG	52,961,753
86,102	Novartis AG	7,292,041
12,581	Nestle SA	1,468,629
517	Novartis AG ADR	43,702
		61,766,125
	United Kingdom—12.57%
2,190,737	GSK plc	47,084,746
10,197,959	Direct Line Insurance Group plc	31,245,979
177,004	Admiral Group plc	4,835,079
3,011,870	Vodafone Group plc	4,643,799
165,534	Close Brothers Group plc	2,065,422
15,386	Reckitt Benckiser Group plc	1,155,603
40,071	St. James’s Place plc	537,782
7,815	AstraZeneca plc ADR	516,337
		92,084,747
	United States—7.71%
487,664	Philip Morris International, Inc.	48,151,943
68,845	Check Point Software Technologies, Ltd.(a)	8,383,944
		56,535,887
	Total Common Stocks (Cost $630,118,354)	675,946,528

Number of Shares	Short-Term Investments—3.04%	Value

22,285,857	Northern Institutional Treasury Portfolio, 1.16%(c)	$22,285,857

	Total Short-Term Investments (Cost $22,285,857)	22,285,857

	Total Investments—95.28% (Cost $652,404,211)	698,232,385

	Cash, Foreign Currency, Other Assets less Liabilities—4.72%	34,603,437

	Net Assets—100.00%	$732,835,822

See Notes to Schedules of Investments.
26 SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/22 (UNAUDITED)

Ariel International Fund (continued)

Open Forward Currency Contracts as of June 30, 2022

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

09/01/2022	UBS AG	USD	18,673,036	CNH	124,926,346	$17,084

Subtotal UBS AG						17,084

09/01/2022	JPMorgan Chase	USD	1,476,337	CAD	1,853,592	36,095

09/01/2022	JPMorgan Chase	SGD	1,603,339	EUR	1,085,288	11,783

09/01/2022	JPMorgan Chase	USD	23,880,872	EUR	22,223,386	483,414

09/01/2022	JPMorgan Chase	USD	4,288,706	EUR	4,063,789	10,225

Subtotal JPMorgan Chase						541,517

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$558,601

Open Forward Currency Contracts with Unrealized Depreciation

09/01/2022	UBS AG	AUD	12,352,377	EUR	8,291,143	(198,189)

09/01/2022	UBS AG	NOK	10,400,998	EUR	1,021,694	(18,175)

09/01/2022	UBS AG	SEK	23,278,479	EUR	2,217,036	(52,432)

09/01/2022	UBS AG	AUD	50,917,292	USD	36,717,070	(1,551,825)

09/01/2022	UBS AG	GBP	23,508,782	USD	29,585,309	(932,501)

09/01/2022	UBS AG	NOK	28,612,964	USD	3,019,205	(110,053)

09/01/2022	UBS AG	SEK	113,252,721	USD	11,586,224	(485,316)

09/01/2022	UBS AG	SGD	2,770,043	USD	2,015,000	(20,565)

Subtotal UBS AG						(3,369,056)

09/01/2022	Northern Trust	SEK	50,191,998	USD	5,140,437	(220,672)

09/01/2022	Northern Trust	SGD	7,695,754	USD	5,599,518	(58,562)

Subtotal Northern Trust						(279,234)

09/01/2022	JPMorgan Chase	JPY	1,320,320,310	CNH	66,915,731	(218,582)

09/01/2022	JPMorgan Chase	GBP	1,748,040	USD	2,202,560	(72,026)

09/01/2022	JPMorgan Chase	JPY	4,167,743,619	USD	31,576,973	(723,205)

Subtotal JPMorgan Chase						(1,013,813)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(4,662,103)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$(4,103,502)

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	27

Schedules of investments	06/30/22 (UNAUDITED)

Ariel Global Fund

Number of Shares	Common Stocks—94.04%	Value

	Belgium—0.20%
6,045	KBC Group NV	$339,168

	Brazil—4.03%
730,288	BB Seguridade Participacoes SA	3,622,520
201,362	Telefonica Brasil SA	1,810,678
628,090	TIM SA	1,531,385
		6,964,583
	Canada—0.07%
11,298	Element Fleet Management Corp.	117,790

	Chile—0.20%
20,915	Banco Santander-Chile ADR	340,705

	China—7.29%
70,794	Baidu, Inc. ADR(a)	10,529,192
41,049	Trip.com Group, Ltd. ADR(a)	1,126,795
487,831	TravelSky Technology, Ltd.	947,462
		12,603,449
	Denmark—0.27%
78,168	H Lundbeck A/S, Class B	379,631
19,542	H Lundbeck A/S, Class A	93,779
		473,410
	Finland—1.62%
602,949	Nokia Corp.	2,805,144

	France—5.18%
215,800	Michelin (CGDE)	5,874,184
13,846	Sanofi	1,397,885
28,935	BNP Paribas SA	1,375,577
3,191	Safran SA	315,039
		8,962,685
	Germany—4.30%
31,720	Deutsche Boerse AG	5,305,259
372,216	Telefonica Deutschland Holding	1,068,775
4,523	Muenchener Rueckver AG	1,062,681
		7,436,715
	Hong Kong—0.56%
116,000	CLP Holdings, Ltd.	962,380

	Italy—0.98%
323,326	Snam SpA	1,693,809

	Japan—5.63%
183,100	Subaru Corp.	3,254,316
78,400	Bridgestone Corp.	2,860,259
3,850	Nintendo Co., Ltd.	1,665,080
26,100	Secom Co., Ltd.	1,612,591
14,500	Japan Tobacco, Inc.	250,715
3,600	Mabuchi Motor Co., Ltd.	92,733
		9,735,694
	Luxembourg—0.12%
5,037	RTL Group	210,296

	Mexico—0.32%
160,350	Wal-Mart de Mexico SAB de CV	552,827

See Notes to Schedules of Investments.
28 SLOW AND STEADY WINS THE RACE

Schedules of investments	06/30/22 (UNAUDITED)

Ariel Global Fund (continued)

Number of Shares	Common Stocks—94.04%	Value

	Netherlands—0.65%
43,229	Koninklijke Ahold Delhaize NV	$1,126,204

	Peru—3.11%
44,920	Credicorp, Ltd.	5,386,357

	South Africa—0.08%
42,909	Sanlam, Ltd.	139,445

	South Korea—2.70%
73,784	KT&G Corp.	4,671,168

	Spain—2.96%
271,604	Endesa SA	5,123,293

	Switzerland—7.04%
32,606	Roche Holding AG	10,880,052
7,997	Novartis AG	677,272
5,278	Nestle SA	616,121
		12,173,445

	Taiwan—0.51%
157,000	Catcher Technology Co., Ltd.	873,880

	United Kingdom—8.88%
484,384	GSK plc	10,410,696
1,143,488	Direct Line Insurance Group plc	3,503,584
313,480	Vodafone Group plc	483,334
20,970	Vodafone Group plc ADR	326,713
3,714	Reckitt Benckiser Group plc	278,949
8,030	Admiral Group plc	219,349
11,068	Close Brothers Group plc	138,099
		15,360,724

	United States—37.34%
58,732	Microsoft Corp.	15,084,140
105,760	Philip Morris International, Inc.	10,442,742
150,305	Gilead Sciences, Inc.	9,290,352
39,252	Johnson & Johnson	6,967,623
187,604	Equity Commonwealth(a)	5,164,738
86,315	Verizon Communications, Inc.	4,380,486
48,956	Amdocs, Ltd.	4,078,524
50,498	Bristol-Myers Squibb Co.	3,888,346
33,974	NetApp, Inc.	2,216,464
10,504	Check Point Software Technologies, Ltd.(a)	1,279,177
24,350	Tapestry, Inc.	743,162
12,702	U.S. Bancorp	584,546
1,646	Berkshire Hathaway, Inc., Class B(a)	449,391
		64,569,691
	Total Common Stocks (Cost $138,742,747)	162,622,862

Number of Shares	Short-Term Investments—3.29%	Value

5,687,677	Northern Institutional Treasury Portfolio, 1.16%(c)	$5,687,677
	Total Short-Term Investments (Cost $5,687,677)	5,687,677

	Total Investments—97.33% (Cost $144,430,424)	168,310,539

	Cash, Foreign Currency, Other Assets less Liabilities—2.67%	4,611,788

	Net Assets—100.00%	$172,922,327

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	29

Schedules of investments	06/30/22 (UNAUDITED)

Ariel Global Fund (continued)

Open Forward Currency Contracts as of June 30, 2022

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

09/01/2022	UBS	USD	3,125,162	CNH	20,907,956	$2,859

09/01/2022	UBS	USD	649,405	GBP	516,024	20,469

Subtotal UBS						23,328

09/01/2022	Northern Trust	USD	405,121	GBP	321,420	13,370

Subtotal Northern Trust						13,370

09/01/2022	JPMorgan Chase	USD	12,851,518	EUR	11,959,540	260,150

09/01/2022	JPMorgan Chase	USD	6,351,670	GBP	5,040,940	207,707

09/01/2022	JPMorgan Chase	USD	2,951,115	JPY	389,550,694	67,274

Subtotal JPMorgan Chase						535,131

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$571,829

Open Forward Currency Contracts with Unrealized Depreciation

09/01/2022	UBS	AUD	839,535	CHF	586,082	(36,923)

09/01/2022	UBS	USD	512,076	CHF	495,720	(9,571)

09/01/2022	UBS	CAD	1,027,752	EUR	761,334	(2,991)

09/01/2022	UBS	NOK	1,889,263	EUR	185,583	(3,301)

09/01/2022	UBS	CAD	478,226	USD	380,597	(9,015)

Subtotal UBS						(61,801)

09/01/2022	Northern Trust	USD	1,242,622	CHF	1,203,156	(23,462)

09/01/2022	Northern Trust	USD	1,949,130	CNH	13,080,441	(4,246)

09/01/2022	Northern Trust	SEK	2,276,841	GBP	185,007	(2,315)

09/01/2022	Northern Trust	SGD	749,522	USD	545,361	(5,704)

Subtotal Northern Trust						(35,727)

09/01/2022	JPMorgan Chase	AUD	1,117,264	CHF	780,754	(49,968)

09/01/2022	JPMorgan Chase	CAD	3,938,777	CHF	3,037,408	(135,838)

09/01/2022	JPMorgan Chase	USD	4,228,469	CHF	4,094,113	(79,775)

09/01/2022	JPMorgan Chase	AUD	1,554,559	EUR	1,043,745	(25,254)

Subtotal JPMorgan Chase						(290,835)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(388,363)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$183,466

ADR American Depositary Receipt

(a)	Non-income producing.

(b)	Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)	The rate presented is the 7-day current yield as of June 30, 2022.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.
30 SLOW AND STEADY WINS THE RACE

Notes to the schedules of investments	06/30/22 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at June 30, 2022.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of June 30, 2022 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,559,409,594	$1,097,625,379	$61,006,562
Level 2	—	—	—
Level 3	—	—	—

Total Investments	$2,559,409,594	$1,097,625,379	$61,006,562

ARIELINVESTMENTS.COM	31

Notes to the schedule of investments	06/30/22 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common Stocks
Communication Services	$100,190,138	$—	$—	$100,190,138
Consumer Discretionary	92,167,980	—	—	92,167,980
Consumer Staples	84,623,026	—	—	84,623,026
Energy	3,526,662	—	—	3,526,662
Financials	138,331,172	—	—	138,331,172
Health Care	126,676,605	—	—	126,676,605
Industrials	21,402,514	—	—	21,402,514
Information Technology	28,628,633	—	—	28,628,633
Real Estate	578,250	—	—	578,250
Utilities	79,821,548	—	—	79,821,548

Total Common Stocks	$675,946,528	$—	$—	$675,946,528
Short-Term Investments	22,285,857	—	—	22,285,857

Total Investments	$698,232,385	$—	$—	$698,232,385

Other Financial Instruments
Forward Currency Contracts^	$—	$(4,103,502)	$—	$(4,103,502)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common Stocks
Communication Services	$22,005,939	$—	$—	$22,005,939
Consumer Discretionary	13,858,716	—	—	13,858,716
Consumer Staples	17,938,726	—	—	17,938,726
Financials	22,584,471	—	—	22,584,471
Health Care	43,985,636	—	—	43,985,636
Industrials	2,020,363	—	—	2,020,363
Information Technology	27,284,791	—	—	27,284,791
Real Estate	5,164,738	—	—	5,164,738
Utilities	7,779,482	—	—	7,779,482

Total Common Stocks	$162,622,862	$—	$—	$162,622,862
Short-Term Investments	5,687,677	—	—	5,687,677

Total Investments	$168,310,539	$—	$—	$168,310,539

Other Financial Instruments
Forward Currency Contracts^	$—	$183,466	$—	$183,466

*	As of June 30, 2022, the Level 2 investments held were forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

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Notes to the schedules of investments	06/30/22 (UNAUDITED)

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended June 30, 2022 in securities that are deemed to be an affiliated company of the Funds as of June 30, 2022:

	Share activity				Nine months ended June 30, 2022

Security name	Balance September 30, 2021	Purchases	Sales	Balance June 30, 2022	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Adtalem Global Education, Inc. (Consumer discretionary)	2,600,502	1,463,019	714,842	3,348,679	$120,451,984	$—	$(5,838,808)	$8,980,850	4.7%

Core Laboratories NV (Energy)^	1,190,310	1,736,166	—	2,926,476	57,973,489	74,295	—	(20,482,389)	2.3

					$178,425,473	$74,295	$(5,838,808)	$(11,501,539)	7.0%

^	This security was not deemed to be an affiliate of the Fund as of September 30, 2021.

ARIELINVESTMENTS.COM	33

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:

William C. Dietrich Age: 73	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 1986	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Eric H. Holder, Jr. Age: 71	Trustee, Chair of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected; Trustee since 2019	Partner, Covington & Burling since 2015

Christopher G. Kennedy Age: 58	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected; Trustee since 1994	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder (2012) and Chairman (2012-2018, Emeritus since 2018), Top Box Foods	Interface Inc.

Kim Y. Lew Age: 55	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020

Stephen C. Mills Age: 62	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2015	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.

James M. Williams Age: 74	Trustee, Chair of Management Contracts Committee, Member of Governance and Audit Committees	Indefinite, until successor elected; Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 93 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:

Mellody L. Hobson Age: 53	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected; Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.

John W. Rogers, Jr. Age: 64	Trustee	Indefinite, until successor elected; Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; Ryan Specialty Group Holdings, Inc.; The New York Times Company

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 63	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected; Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008
Wendy D. Fox Age: 60	Chief Compliance Officer and Vice President	Indefinite, until successor elected; Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017
James R. Rooney Age: 63	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected; Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all Officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

ARIELINVESTMENTS.COM	35

IMPORTANT DISCLOSURES

Risks of investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

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INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

Indexes are unmanaged. An investor cannot invest directly in an index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Inception of this benchmark is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Inception of this benchmark is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is February 1, 1995. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The inception date of this benchmark is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE® Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Inception of this benchmark was May 31, 1986. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI ex-US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Inception date of this benchmark was December 8, 1997. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ARIELINVESTMENTS.COM 37

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

What’s inside

•	Recession-Watch Bargains Co-CEOs Mellody Hobson and John W. Rogers, Jr. identify ripe buying opportunities for patient investors who can withstand recession fears.

•	Macro Themes Driving Value Vice Chairman Charlie Bobrinskoy on the macroeconomic themes driving uncertainty in the market, which may create value for long-term investors.

•	Debt Defense Chief Investment Officer of Global Equities Rupal Bhansali warns that markets will face a painful credit debacle as companies struggle to manage debt loads amidst rising interest rates.

•	Spotlights Perspectives from our domestic research team on Nielsen Holdings PLC (NYSE: NLSN), Paramount Global (NASDAQ: PARA) and ZimVie, Inc. (NASDAQ: ZIMV).

Slow and steady wins the race.	The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable. TPI (3,700) ©08/22 AI–02